LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON LIFESTYLE INCOME FUND

SUPPLEMENT DATED MAY 7, 2010

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 31, 2009, AS SUPPLEMENTED

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason Lifestyle Allocation 30% (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The Acquiring Fund may invest up to 30% of its assets in underlying equity funds, while the fund is limited to 10% of its assets in underlying equity funds. (As a result, after the reorganization is effected, fund shareholders will have a higher exposure to the risks of equity securities. More information about equity securities risks may be found in the fund’s Prospectus on page 3.) After the reorganization, the fund would be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is expected to be effected in late August 2010. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus.

Fund shareholders are not required to vote with respect to the reorganization. It is expected that fund shareholders in June 2010 will be sent an Information Statement containing important information about the Acquiring Fund, outlining the differences between the fund and the Acquiring Fund and about the terms and conditions of the reorganization.

FD XX012469